UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

Southwest Royalties Institutional Income Fund X-B, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-19601	75-2332174
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03.                      Material Modification to Rights of Security Holders.

The information set forth under Item 5.01 hereto is hereby incorporated by reference into this Item 3.03.

Item 5.01.                      Change in Control of the Registrant.

On March 14, 2012, and in accordance with the previously announced Agreement and Plan of Merger, dated as of October 28, 2011 (the “Merger Agreement”), between Southwest Royalties Institutional Income Fund X-B, L.P., a Delaware limited partnership (the “Partnership”), and Southwest Royalties, Inc., a Delaware corporation and the general partner of the Partnership (“SWR”), the Partnership was merged with and into SWR, with SWR continuing as the surviving entity (such transaction, the “Merger”).  At the effective time of the Merger, all of the units representing limited partnership interests in the Partnership (the “Units”), other than those held by SWR, were converted into the right to receive cash in an amount equal to $314.62 per Unit (the stated merger consideration of $329.91 per Unit, less the amount of per Unit cash distributions made after September 30, 2011).  SWR will not receive any cash payment for its partnership interest in the Partnership.  However, as a result of the Merger, SWR acquired 100% of the assets and liabilities of the Partnership.  SWR intends to terminate the registration of the Units under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Partnership’s obligations to file reports and other information under the Exchange Act.

SWR obtained the funds to finance the merger consideration by conveying a volumetric production payment on certain properties acquired in the Merger to a third party.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated October 28, 2011 by and between Southwest Royalties, Inc. and Southwest Royalties Institutional Income Fund X-B, L.P., incorporated by reference to Exhibit 2.1 to Southwest Royalties Institutional Income Fund X-B, L.P.’s Current Report on Form 8-K filed on November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Royalties Institutional Income
Fund X-B, L.P.

		By:	Southwest Royalties, Inc.
		Name:	General Partner

Date:	March 14, 2012	By:	/s/ Michael L. Pollard
		Name:	Michael L. Pollard
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated October 28, 2011 by and between Southwest Royalties, Inc. and Southwest Royalties Institutional Income Fund X-B, L.P., incorporated by reference to Exhibit 2.1 to Southwest Royalties Institutional Income Fund X-B, L.P.’s Current Report on Form 8-K filed on November 2, 2011